UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05227

Name of Fund: Apex Municipal Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Apex Municipal Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders

Annual Report
June 30, 2006

Apex Municipal
Fund, Inc.

Apex Municipal Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of June 30, 2006

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                0.3%
A/A .....................................................                3.4
BBB/Baa .................................................               19.2
BB/Ba ...................................................               12.2
B/B .....................................................                6.6
CCC/Caa .................................................                5.5
NR (Not Rated) ..........................................               50.5
Other* ..................................................                2.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments, anticipation notes and variable rate demand notes.


2       APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006          3

A Discussion With Your Fund's Portfolio Manager

      The Fund outpaced the average return of the Lipper High Yield Municipal Debt Funds category for the fiscal year, benefiting from the outperformance of several individual holdings as credit spreads continued to contract in the municipal market.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the year, bringing the federal funds target rate to 5.25% at period-end. The yield curve continued to flatten as short-term interest rates rose more than longer-term interest rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 100 basis points (1.00%) to 5.19% and 10-year U.S. Treasury note yields rose 121 basis points to 5.15%, the highest level since May 2002.

While municipal bond yields also rose in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than taxable bond prices. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 37 basis points to 4.63% and yields on AAA-rated issues maturing in 10 years rose 69 basis points to 4.14%.

The municipal market has been supported by increased retail investor demand and declining supply. Year-to-date, over $179 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the first half of 2005 and the lowest initial semi-annual volume in the past four years. The decline has largely been the result of a 52% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt less attractive, as the potential savings have rapidly diminished. In addition, the improved fiscal conditions of many state and local governments have resulted in lower borrowing trends, as many new municipal capital projects have been financed from existing budget surpluses. At the same time, municipal bond fund flows have remained positive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.2 billion in the first five months of 2006, compared to $1.4 billion during the same period in 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/ demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.

How did the Fund perform during the fiscal year?

For the 12-month period ended June 30, 2006, the Common Stock of Apex Municipal Fund, Inc. had net annualized yields of 5.89% and 5.69%, based on a year-end per share net asset value of $9.90 and a per share market price of $10.25, respectively, and $.583 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.00%, based on a change in per share net asset value from $9.82 to $9.90, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +5.53% average return of the Lipper High Yield Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) Fund performance benefited from the continued contraction of credit spreads in the municipal market, which had a favorable impact on our positions in tax-backed and corporate-related debt, where we have a significant concentration, as well as our health care-related holdings. The greatest contribution to performance came from the Fund's positions in airline-related debt. While this sector lagged in the first six months, airlines resumed a strong rally in the latter half of the period that resulted in considerable spread tightening. This proved beneficial to some of our larger holdings in Continental Airlines, Inc., American Airlines, Inc. and USAir. Also contributing significantly to performance was strong appreciation in the portfolio's largest exposure -- the bonds of Pocahontas Parkway, a toll road in Virginia that was constructed within the past few years. The road has been signed over to an infrastructure financing entity, with the transaction expected to close in the summer. Given this development, the toll road's outstanding debt is expected to be defeased (or called at its first call date), which has resulted in a price increase in the existing bonds.


4       APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

For the six-month period ended June 30, 2006, the total investment return on the Fund's Common Stock was +3.75%, based on a change in per share net asset value from $9.83 to $9.90, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was driven primarily by the need to reinvest the proceeds from bonds that were called by their issuers prior to maturity. This is a typical phenomenon in an environment where interest rates are low and credit spreads are contracting, as issuers find it economical to refinance their existing debt. As the portfolio's seasoned, higher-coupon holdings are called by their issuers, our reinvestment prospects in the current environment are less and less appealing. It is not possible to reinvest at the same levels as those former holdings. This is an industry-wide experience that requires us -- and our competitors -- to adjust to a lower interest rate environment.

Our efforts during the period also were focused on reducing exposure to weaker credits that had participated in the spread rally. We sold a multi-family housing bond and a couple of health care issues, while also trimming exposure to the tobacco sector. Purchases during the period were largely confined to health care-related issues and some tax-backed credits, largely because this is where we have seen the most new issuance. We have found that the most attractive prices available today are in the new-issue market, whereas opportunities in the secondary market have been fairly sparse and priced rather aggressively.

How would you characterize the Fund's position at the close of the period?

In the conclusion of our last report to shareholders, we said that we had put off reducing the Fund's overweight position in airlines because we wanted to avoid selling at a low point. We have once again decided to delay implementing that reduction, this time for different reasons. First, given the number of bond calls we are experiencing and the struggle to maintain an attractive yield in the current environment, we want to avoid selling our higher-yielding airline holdings. Second, the airlines' business prospects are improving. As a result, the prices of their bonds have done significantly better, and we believe there is room for continued appreciation. Also, in light of the improvements in the industry, airlines are experiencing increased demand from investors. So, whereas the portfolio was overweight to this sector a year or two ago, that is no longer the case as more of our competitors increase their airline exposure.

Looking ahead, we intend to continue trimming some of the portfolio's weaker holdings while addressing bond calls as they arise. More so than ever, we believe it is important to remain nimble in our approach, especially with respect to new-issue bonds that come to market. We are taking a tactical approach to these new purchases. We would not consider them longer-term core holdings given the tight spreads that the market demands, but view them as an opportunity to add value from a total return/price appreciation standpoint. We maintain a positive outlook on the high yield municipal market, but believe the prospect for further spread contraction is limited. For that reason, we intend to remain flexible and cautious in our approach, taking opportunities to upgrade our credit profile as they become available.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

July 6, 2006


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006          5

Schedule of Investments                                           (in Thousands)

          Face
        Amount    Municipal Bonds                                                      Value
=============================================================================================
Alabama--0.5%
        $1,000    Brewton, Alabama, IDB, PCR, Refunding (Container
                    Corporation of America--Jefferson Smurfit Corp.
                    Project), 8% due 4/01/2009                                       $  1,012
=============================================================================================
Alaska--1.1%
         2,000    Alaska Industrial Development and Expert Authority
                    Revenue Bonds (Williams Lynxs Alaska Cargoport),
                    AMT, 8% due 5/01/2023                                               2,103
=============================================================================================
Arizona--3.6%
           900    Maricopa County, Arizona, IDA, Education Revenue
                    Bonds (Arizona Charter Schools Project 1), Series A,
                    6.625% due 7/01/2020                                                  893
                  Maricopa County, Arizona, IDA, M/F Housing Revenue
                    Bonds (Sun King Apartments Project), Series A:
            70        5.875% due 11/01/2008                                                68
            20        6% due 11/01/2010                                                    19
         1,020        6.75% due 5/01/2031                                                 868
         3,660    Phoenix, Arizona, IDA, Airport Facility, Revenue
                    Refunding Bonds (America West Airlines, Inc. Project),
                    AMT, 6.30% due 4/01/2023                                            3,609
         1,000    Pima County, Arizona, IDA, Education Revenue Bonds
                    (Arizona Charter Schools Project), Series E, 7.25%
                    due 7/01/2031                                                       1,068
           500    Yavapai County, Arizona, IDA, Hospital Facility Revenue
                    Bonds (Yavapai Regional Medical Center), Series A,
                    6% due 8/01/2033                                                      526
=============================================================================================
California--2.2%
         1,800    California State, GO, 5% due 2/01/2033                                1,812
         1,300    California State, Various Purpose, GO, 5.25%
                    due 11/01/2025                                                      1,353
         1,000    Fontana, California, Special Tax, Refunding (Community
                    Facilities District Number 22--Sierra),
                    6% due 9/01/2034                                                    1,044
=============================================================================================
Colorado--5.5%
         2,765    Denver, Colorado, Urban Renewal Authority, Tax
                    Increment Revenue Bonds (Pavilions), AMT, 7.75%
                    due 9/01/2016                                                       2,834
         2,800    Elk Valley, Colorado, Public Improvement Revenue
                    Bonds (Public Improvement Fee), Series A, 7.30%
                    due 9/01/2022                                                       2,971
         1,235    North Range, Colorado, Metropolitan District Number 1,
                    GO, 7.25% due 12/15/2031                                            1,318
                  Plaza Metropolitan District Number 1, Colorado, Tax
                    Allocation Revenue Bonds (Public Improvement Fees):
         2,000        8% due 12/01/2025                                                 2,184
           500        8.125% due 12/01/2025                                               499
           830    Southlands, Colorado, Medical District, GO
                    (Metropolitan District Number 1), 7.125%
                    due 12/01/2034                                                        904
=============================================================================================
Connecticut--1.0%
         1,650    Bridgeport, Connecticut, Senior Living Facilities Revenue
                    Bonds (3030 Park Retirement Community Project),
                    7.25% due 4/01/2035                                                 1,384
           490    Connecticut State Development Authority, Airport
                    Facility Revenue Bonds (LearJet Inc. Project), AMT,
                    7.95% due 4/01/2026                                                   579
=============================================================================================
Florida--8.3%
           750    Arbor Greene Community Development District, Florida,
                    Special Assessment Revenue Bonds, 7.60%
                    due 11/01/2006 (a)                                                    766
           800    Capital Projects Finance Authority, Florida, Continuing
                    Care Retirement Revenue Bonds (Glenridge on
                    Palmer Ranch), Series A, 8% due 6/01/2032                             874
           840    Halifax Hospital Medical Center, Florida, Hospital
                    Revenue Refunding Bonds, Series A, 5%
                    due 6/01/2038                                                         812
           850    Highlands County, Florida, Health Facilities Authority,
                    Hospital Revenue Bonds (Adventist Health System),
                    Series C, 5.25% due 11/15/2036                                        868
         2,500    Hillsborough County, Florida, IDA, Exempt Facilities
                    Revenue Bonds (National Gypsum Company), AMT,
                    Series A, 7.125% due 4/01/2030                                      2,744
           765    Lakewood Ranch, Florida, Community Development
                    District Number 5, Special Assessment Revenue
                    Refunding Bonds, Series A, 6.70% due 5/01/2031                        809
                  Midtown Miami, Florida, Community Development
                    District, Special Assessment Revenue Bonds, Series A:
         1,500        6% due 5/01/2024                                                  1,607
         1,350        6.25% due 5/01/2037                                               1,455
         1,555    Orlando, Florida, Urban Community Development
                    District, Capital Improvement Special Assessment
                    Bonds, Series A, 6.95% due 5/01/2033                                1,669
         1,895    Santa Rosa Bay Bridge Authority, Florida, Revenue
                    Bonds, 6.25% due 7/01/2028                                          1,904
         2,515    Tampa Palms, Florida, Open Space and Transportation
                    Community Development District Revenue Bonds,
                    Capital Improvement (Richmond Place Project),
                    7.50% due 5/01/2018                                                 2,570
=============================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
BAN     Bond Anticipation Notes
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6       APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                      Value
=============================================================================================
Georgia--3.9%
                  Atlanta, Georgia, Tax Allocation Bonds:
        $2,000        (Atlantic Station Project), 7.90% due 12/01/2024               $  2,202
           410        (Eastside Project), Series B, 5.40% due 1/01/2020                   412
           495        (Princeton Lakes Project), 5.50% due 1/01/2031                      492
                  Brunswick and Glynn County, Georgia, Development
                    Authority, First Mortgage Revenue Bonds (Coastal
                    Community Retirement Corporation Project), Series A:
           830        7.125% due 1/01/2025                                                813
         1,185        7.25% due 1/01/2035                                               1,158
         1,580    Fulton County, Georgia, Development Authority, PCR
                    (General Motors Corporation), Refunding, VRDN, 8%
                    due 4/01/2010 (e)                                                   1,580
           830    Savannah, Georgia, EDA, Revenue Bonds (Marshes of
                    Skidaway), First Mortgage, Series A, 7.40%
                    due 1/01/2034                                                         862
=============================================================================================
Idaho--0.8%
         1,470    Idaho Health Facilities Authority, Revenue Refunding
                    Bonds (Valley Vista Care Corporation), Series A, 7.75%
                    due 11/15/2016                                                      1,534
=============================================================================================
Illinois--8.0%
         1,845    Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                    (Forest Lakes Project), 7% due 12/30/2022                           1,911
         3,000    Chicago, Illinois, O'Hare International Airport, Special
                    Facility Revenue Refunding Bonds (American Airlines,
                    Inc. Project), 8.20% due 12/01/2024                                 3,090
                  Illinois Development Finance Authority Revenue Bonds
                    (Primary Health Care Centers Facilities Acquisition Program):
           585        7.75% due 12/01/2006 (a)                                            605
         2,605        7.75% due 12/01/2016                                              2,678
           490        6.60% due 7/01/2024                                                 500
                  Illinois State Finance Authority Revenue Bonds Series A:
         2,050        (Clare at Water Tower Project), 6.125% due 5/15/2038              2,083
           430        (Landing at Plymouth Place Project), 6% due 5/15/2037               439
           755    Lincolnshire, Illinois, Special Service Area Number 1,
                    Special Tax Bonds (Sedgebrook Project), 6.25%
                    due 3/01/2034                                                         788
         2,400    Lombard, Illinois, Public Facilities Corporation, First Tier
                    Revenue Bonds (Conference Center and Hotel),
                    Series A-1, 7.125% due 1/01/2036                                    2,532
           265    Naperville, Illinois, IDR (General Motors Corporation),
                    Refunding, VRDN, 8% due 12/01/2012 (e)                                265
           760    Village of Wheeling, Illinois, Revenue Bonds (North
                    Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                    Redevelopment Project), 6% due 1/01/2025                              727
=============================================================================================
Indiana--0.9%
           840    Delaware County, Indiana, Hospital Authority, Hospital
                    Revenue Bonds (Cardinal Health System Obligated
                    Group), 5.25% due 8/01/2036                                           839
           820    Vanderburgh County, Indiana, Redevelopment
                    Commission, Redevelopment District Tax Allocation
                    Bonds, 5.25% due 2/01/2031                                            832
=============================================================================================
Iowa--2.3%
         3,855    Iowa Finance Authority, Health Care Facilities, Revenue
                    Refunding Bonds (Care Initiatives Project), 9.25%
                    due 7/01/2025                                                       4,566
=============================================================================================
Kansas--0.6%
         1,230    Wyandotte County, Kansas, Kansas City Unified
                    Government Revenue Refunding Bonds (General
                    Motors Corporation Project), 6% due 6/01/2025                       1,169
=============================================================================================
Louisiana--1.3%
         1,300    Louisiana Public Facilities Authority, Hospital Revenue
                    Bonds (Franciscan Missionaries of Our Lady Health
                    System, Inc.), Series A, 5.25% due 8/15/2036                        1,319
         1,290    New Orleans, Louisiana, Sewer Service Revenue Notes,
                    BAN, 3% due 7/26/2006                                               1,287
=============================================================================================
Maine--0.4%
           840    Maine Finance Authority, Solid Waste Recycling
                    Facilities Revenue Bonds (Great Northern Paper
                    Project--Bowater), AMT, 7.75% due 10/01/2022                          842
=============================================================================================
Maryland--1.0%
           385    Baltimore, Maryland, Convention Center Hotel Revenue
                    Bonds, Sub-Series B, 5.875% due 9/01/2039                             399
         1,500    Maryland State Energy Financing Administration,
                    Limited Obligation Revenue Bonds (Cogeneration --
                    AES Warrior Run), AMT, 7.40% due 9/01/2019                          1,513
=============================================================================================
Massachusetts--4.5%
         1,845    Massachusetts State Development Finance Agency,
                    First Mortgage Revenue Bonds (Overlook
                    Communities Inc.), Series A, 6.25% due 7/01/2034                    1,869
                  Massachusetts State Development Finance Agency,
                    Revenue Refunding Bonds (Eastern Nazarene College):
         1,245        5.625% due 4/01/2019                                              1,260
         1,220        5.625% due 4/01/2029                                              1,228
           850    Massachusetts State Health and Educational Facilities
                    Authority Revenue Bonds (Jordan Hospital), Series E,
                    6.75% due 10/01/2033                                                  912
                  Massachusetts State Health and Educational Facilities
                    Authority, Revenue Refunding Bonds:
         2,000        (Bay Cove Human Services Issue), Series A, 5.90%
                        due 4/01/2028                                                   2,008
           500        (Milton Hospital), Series, 5.50% due 7/01/2016                      503
         1,000    Massachusetts State Industrial Finance Agency
                    Revenue Bonds, Sewer Facility (Resource Control
                    Composting), AMT, 9.25% due 6/01/2010                               1,008
=============================================================================================
Michigan--1.3%
         1,150    Macomb County, Michigan, Hospital Finance Authority,
                    Hospital Revenue Bonds (Mount Clemens General
                    Hospital), Series B, 5.875% due 11/15/2034                          1,208
         1,260    Monroe County, Michigan, Hospital Financing Authority,
                    Hospital Revenue Refunding Bonds (Mercy Memorial
                    Hospital Corporation), 5.50% due 6/01/2035                          1,271
=============================================================================================
Minnesota--0.7%
         1,230    Saint Paul, Minnesota, Port Authority, Hotel Facility,
                    Revenue Refunding Bonds (Radisson Kellogg Project),
                    Series 2, 7.375% due 8/01/2008 (a)                                  1,347
=============================================================================================
Missouri--1.2%
         1,155    Fenton, Missouri, Tax Increment Revenue Refunding
                    and Improvement Bonds (Gravois Bluffs), 7%
                    due 10/01/2011 (a)                                                  1,322
         1,000    Kansas City, Missouri, IDA, First Mortgage Health
                    Facilities Revenue Bonds (Bishop Spencer Place),
                    Series A, 6.50% due 1/01/2035                                       1,041
=============================================================================================


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006          7

Schedule of Investments (continued)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                      Value
=============================================================================================
Nevada--0.2%
        $  430    Clark County, Nevada, Improvement District Number 142,
                    Special Assessment Bonds, 6.375% due 8/01/2023                   $    443
=============================================================================================
New Hampshire--0.4%
           835    New Hampshire Health and Education Facilities
                    Authority, Hospital Revenue Bonds (Catholic Medical
                    Center), 5% due 7/01/2036                                             820
=============================================================================================
New Jersey--13.4%
                  Camden County, New Jersey, Improvement Authority,
                    Lease Revenue Bonds (Holt Hauling & Warehousing),
                    AMT, Series A (b)(c):
         2,000        9.625% due 1/01/2011                                                283
         4,500        9.875% due 1/01/2021                                                637
         6,000    Camden County, New Jersey, Pollution Control
                    Financing Authority, Solid Waste Resource Recovery,
                    Revenue Refunding Bonds, AMT, Series A, 7.50%
                    due 12/01/2010                                                      6,032
         2,170    New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                    due 6/15/2024                                                       2,243
         1,500    New Jersey EDA, IDR, Refunding (Newark Airport
                    Marriott Hotel), 7% due 10/01/2014                                  1,552
                  New Jersey EDA, Retirement Community Revenue Bonds:
         1,000        (Cedar Crest Village Inc. Facility), Series A, 7.25%
                        due 11/15/2031                                                  1,079
         3,700        (Seabrook Village Inc.), Series A, 8.125%
                        due 11/15/2023                                                  4,135
                  New Jersey EDA, Special Facility Revenue Bonds
                    (Continental Airlines, Inc. Project), AMT:
         3,050        6.625% due 9/15/2012                                              3,246
         1,750        6.25% due 9/15/2029                                               1,790
         1,870    New Jersey Health Care Facilities Financing Authority
                    Revenue Bonds (Pascack Valley Hospital Association),
                    6.625% due 7/01/2036                                                1,938
         2,760    New Jersey State Transportation Trust Fund Authority,
                    Transportation System Revenue Bonds, Series C,
                    5.05% due 12/15/2035 (f)(h)                                           632
                  Tobacco Settlement Financing Corporation of New
                    Jersey, Asset-Backed Revenue Bonds:
         1,245        5.75% due 6/01/2032                                               1,299
         1,075        7% due 6/01/2041                                                  1,219
=============================================================================================
New Mexico--2.7%
         5,000    Farmington, New Mexico, PCR, Refunding (Tucson
                    Electric Power Company--San Juan Project),
                    Series A, 6.95% due 10/01/2020                                      5,202
=============================================================================================
New York--5.2%
         1,000    Dutchess County, New York, IDA, Civic Facility Revenue
                    Bonds (Saint Francis Hospital), Series B, 7.50%
                    due 3/01/2029                                                       1,082
                  New York City, New York, City IDA, Civic Facility
                    Revenue Bonds:
           350        Series C, 6.80% due 6/01/2028                                       375
           830        (Special Needs Facility Pooled Program), Series C-1,
                        6.50% due 7/01/2024                                               840
         1,730    New York City, New York, City IDA, Special Facility
                    Revenue Bonds (British Airways Plc Project), AMT,
                    7.625% due 12/01/2032                                               1,944
         2,080    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Bonds (Mount Sinai--NYU
                    Medical Center Health System), 5.50% due 7/01/2026                  2,096
         1,865    New York State Dormitory Authority, Non-State
                    Supported Debt, Revenue Refunding Bonds (Mount
                    Sinai Hospital), Series C, 5.50% due 7/01/2026                      1,879
           635    Utica, New York, GO, Public Improvement, 9.25%
                    due 8/15/2006                                                         638
         1,180    Westchester County, New York, IDA, Continuing Care
                    Retirement, Mortgage Revenue Bonds (Kendal on
                    Hudson Project), Series A, 6.50% due 1/01/2034                      1,248
=============================================================================================
North Carolina--0.5%
         1,000    North Carolina Medical Care Commission, Retirement
                    Facilities, First Mortgage Revenue Bonds (Givens
                    Estates Project), Series A, 6.50% due 7/01/2032                     1,064
=============================================================================================
Oregon--0.7%
         1,310    Western Generation Agency, Oregon, Cogeneration
                    Project Revenue Bonds (Wauna Cogeneration Project),
                    AMT, Series B, 7.40% due 1/01/2016                                  1,315
=============================================================================================
Pennsylvania--6.8%
         1,160    Bucks County, Pennsylvania, IDA, Retirement Community
                    Revenue Bonds (Ann's Choice Inc.), Series A, 6.125%
                    due 1/01/2025                                                       1,198
         1,750    Chester County, Pennsylvania, Health and Education
                    Facilities Authority, Senior Living Revenue Refunding
                    Bonds (Jenners Pond, Inc. Project), 7.625%
                    due 7/01/2034                                                       1,967
         1,825    Montgomery County, Pennsylvania, Higher Education
                    and Health Authority Revenue Bonds (Faulkeways at
                    Gwynedd Project), 6.75% due 11/15/2009 (a)                          1,992
         1,700    Montgomery County, Pennsylvania, IDA, Revenue Bonds
                    (Whitemarsh Continuing Care Project), 6.25%
                    due 2/01/2035                                                       1,781
                  Philadelphia, Pennsylvania, Authority for IDR:
         1,600        (Air Cargo), AMT, Series A, 7.50% due 1/01/2025                   1,742
         4,460        Commercial Development, 7.75% due 12/01/2017                      4,505
=============================================================================================
Rhode Island--1.0%
         1,750    Central Falls, Rhode Island, Detention Facility
                    Corporation, Detention Facility, Revenue Refunding
                    Bonds, 7.25% due 7/15/2035                                          1,919
=============================================================================================
Tennessee--1.0%
         1,800    Shelby County, Tennessee, Health, Educational and
                    Housing Facilities Board Revenue Bonds
                    (Germantown Village), Series A, 7.25%
                    due 12/01/2034                                                      1,895
=============================================================================================
Texas--7.3%
         1,000    Austin, Texas, Convention Center Revenue Bonds
                    (Convention Enterprises Inc.), First Tier, Series A,
                    6.70% due 1/01/2028                                                 1,059
         2,530    Brazos River Authority, Texas, PCR, Refunding (Texas
                    Utility Company), AMT, Series A, 7.70% due 4/01/2033                2,937
         1,220    Brazos River Authority, Texas, Revenue Refunding Bonds
                    (Reliant Energy Inc. Project), Series B, 7.75%
                    due 12/01/2018                                                      1,305
         2,275    Dallas-Fort Worth, Texas, International Airport Facilities
                    Improvement Corporation Revenue Bonds (American
                    Airlines, Inc.), AMT, 7.25% due 11/01/2030                          2,272
           830    Grand Prairie, Texas, Housing Finance Corporation
                    Revenue Bonds (Independent Senior Living Center),
                    7.75% due 1/01/2034                                                   855
         1,000    Houston, Texas, Health Facilities Development
                    Corporation, Retirement Facility Revenue Bonds
                    (Buckingham Senior Living Community), Series A,
                    7.125% due 2/15/2034                                                1,099


8       APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Schedule of Investments (concluded)                               (in Thousands)

          Face
        Amount    Municipal Bonds                                                      Value
=============================================================================================
Texas (concluded)
        $  875    Kerrville, Texas, Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Sid Peterson
                    Memorial Hospital Project), 5.375% due 8/15/2035                 $    876
         2,310    Matagorda County, Texas, Navigation District Number 1,
                    Revenue Refunding Bonds (Reliant Energy Inc.),
                    Series C, 8% due 5/01/2029                                          2,469
         1,330    Port Corpus Christi, Texas, Individual Development
                    Corporation, Environmental Facilities Revenue Bonds
                    (Citgo Petroleum Corporation Project), AMT, 8.25%
                    due 11/01/2031                                                      1,386
=============================================================================================
Utah--1.2%
         2,240    Carbon County, Utah, Solid Waste Disposal, Revenue
                    Refunding Bonds (Laidlaw Environmental), AMT,
                    Series A, 7.45% due 7/01/2017                                       2,337
=============================================================================================
Virginia--1.3%
         2,470    Dulles Town Center, Virginia, Community Development
                    Authority, Special Assessment Tax (Dulles Town
                    Center Project), 6.25% due 3/01/2026                                2,577
=============================================================================================
West Virginia--0.6%
         1,125    Princeton, West Virginia, Hospital Revenue Refunding
                    Bonds (Community Hospital Association Inc. Project),
                    6.20% due 5/01/2013                                                 1,125
=============================================================================================
Wisconsin--0.7%
         1,320    Wisconsin State Health and Educational Facilities
                    Authority Revenue Bonds (New Castle Place Project),
                    Series A, 7% due 12/01/2031                                         1,356
=============================================================================================
U.S. Virgin Islands--1.2%
         2,100    Virgin Islands Government Refinery Facilities, Revenue
                    Refunding Bonds (Hovensa Coker Project), AMT,
                    6.50% due 7/01/2021                                                 2,346
---------------------------------------------------------------------------------------------
                  Total Municipal Bonds
                  (Cost--$176,541)--93.3%                                             181,569
=============================================================================================

        Shares
          Held    Short-Term Securities
=============================================================================================
         1,101    Merrill Lynch Institutional Tax-Exempt Fund,
                    3.72% (d)(g)                                                        1,101
---------------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$1,101)--0.5%                                                  1,101
=============================================================================================
Total Investments (Cost--$177,642*)--93.8%                                            182,670

Other Assets Less Liabilities--6.2%                                                    11,976
                                                                                     --------
Net Assets--100.0%                                                                   $194,646
                                                                                     ========

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................         $177,276
                                                                       ========
      Gross unrealized appreciation ..........................         $ 11,625
      Gross unrealized depreciation ..........................           (6,231)
                                                                       --------
      Net unrealized appreciation ............................         $  5,394
                                                                       ========

(a)   Prerefunded.
(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(c) Restricted securities as to resale, representing 0.5% of net assets, were as follows:

      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                   Dates          Cost          Value
      --------------------------------------------------------------------------
      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,
        9.625% due 1/01/2011                1/29/1997       $2,116         $283

      Camden County, New Jersey,
        Improvement Authority, Lease
        Revenue Bonds (Holt Hauling &
        Warehousing), AMT, Series A,        2/06/1996-
        9.875% due 1/01/2021                1/29/1997        4,644          637
      --------------------------------------------------------------------------
      Total                                                 $6,760         $920
                                                            ====================

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          (2,599)          $70
      --------------------------------------------------------------------------

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(f)   AMBAC Insured.
(g)   Represents the current yield as of 6/30/2006.
(h) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

      See Notes to Financial Statements.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006          9

Statement of Assets, Liabilities and Capital

As of June 30, 2006
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$176,541,000)                       $ 181,568,813
            Investments in affiliated securities, at value (identified cost--$1,101,148) ....                          1,101,148
            Cash ............................................................................                             95,317
            Receivables:
               Securities sold ..............................................................    $   7,895,762
               Interest .....................................................................        3,198,351
               Custodian ....................................................................          939,128        12,033,241
                                                                                                 -------------
            Prepaid expenses ................................................................                              1,478
                                                                                                                   -------------
            Total assets ....................................................................                        194,799,997
                                                                                                                   -------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Investment adviser ...........................................................           96,820
               Other affiliates .............................................................              963            97,783
                                                                                                 -------------
            Accrued expenses ................................................................                             55,809
                                                                                                                   -------------
            Total liabilities ...............................................................                            153,592
                                                                                                                   -------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Net Assets ......................................................................                      $ 194,646,405
                                                                                                                   =============
================================================================================================================================
Capital
--------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 150,000,000 shares authorized; 19,669,911 shares
             issued and outstanding .........................................................                      $   1,966,991
            Paid-in capital in excess of par ................................................                        199,360,211
            Undistributed investment income--net ............................................    $   2,109,502
            Accumulated realized capital losses--net ........................................      (13,818,112)
            Unrealized appreciation--net ....................................................        5,027,813
                                                                                                 -------------
            Total accumulated losses--net ...................................................                         (6,680,797)
                                                                                                                   -------------
            Total capital--Equivalent to $9.90 net asset value per share of Common Stock
             (market price--$10.25) .........................................................                      $ 194,646,405
                                                                                                                   =============

      See Notes to Financial Statements.


10      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Statement of Operations

For the Year Ended June 30, 2006
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
            Interest ........................................................................                      $  12,781,166
            Dividends from affiliates .......................................................                             70,327
                                                                                                                   -------------
            Total income ....................................................................                         12,851,493
                                                                                                                   -------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................    $   1,259,511
            Accounting services .............................................................           76,806
            Transfer agent fees .............................................................           53,186
            Professional fees ...............................................................           45,770
            Printing and shareholder reports ................................................           38,081
            Directors' fees and expenses ....................................................           16,994
            Listing fees ....................................................................           16,631
            Pricing fees ....................................................................           16,021
            Custodian fees ..................................................................           11,827
            Other ...........................................................................           30,018
                                                                                                 -------------
            Total expenses before reimbursement .............................................        1,564,845
            Reimbursement of expenses .......................................................           (5,277)
                                                                                                 -------------
            Total expenses after reimbursement ..............................................                          1,559,568
                                                                                                                   -------------
            Investment income--net ..........................................................                         11,291,925
                                                                                                                   -------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ...............................................                          1,746,648
            Change in unrealized appreciation on investments--net ...........................                           (166,492)
                                                                                                                   -------------
            Total realized and unrealized gain--net .........................................                          1,580,156
                                                                                                                   -------------
            Net Increase in Net Assets Resulting from Operations ............................                      $  12,872,081
                                                                                                                   =============

      See Notes to Financial Statements.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         11

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                             June 30,
                                                                                                 -------------------------------
Increase (Decrease) in Net Assets:                                                                    2006              2005
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..........................................................    $  11,291,925     $  11,357,440
            Realized gain--net ..............................................................        1,746,648           157,115
            Change in unrealized appreciation--net ..........................................         (166,492)       13,265,125
                                                                                                 -------------------------------
            Net increase in net assets resulting from operations ............................       12,872,081        24,779,680
                                                                                                 -------------------------------
================================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..........................................................      (11,421,420)      (11,287,718)
                                                                                                 -------------------------------
            Net decrease in net assets resulting from dividends to shareholders  ............      (11,421,420)      (11,287,718)
                                                                                                 -------------------------------
================================================================================================================================
Common Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to shareholders in reinvestment of dividends .............          720,540                --
                                                                                                 -------------------------------
            Net increase in net assets derived from Common Stock transactions ...............          720,540                --
                                                                                                 -------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ....................................................        2,171,201        13,491,962
            Beginning of year ...............................................................      192,475,204       178,983,242
                                                                                                 -------------------------------
            End of year* ....................................................................    $ 194,646,405     $ 192,475,204
                                                                                                 ===============================
              * Undistributed investment income--net ........................................    $   2,109,502     $   2,238,998
                                                                                                 ===============================

      See Notes to Financial Statements.


12      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Financial Highlights

                                                                                      For the Year Ended June 30,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year ...........................  $   9.82     $   9.13     $   8.99     $   9.24     $   9.45
                                                                      ------------------------------------------------------------
      Investment income--net .......................................       .58+         .58+         .60+         .58+         .58
      Realized and unrealized gain (loss)--net .....................       .08          .69          .11         (.27)        (.22)
                                                                      ------------------------------------------------------------
      Total from investment operations .............................       .66         1.27          .71          .31          .36
                                                                      ------------------------------------------------------------
      Less dividends and distributions to Common Stock shareholders:
         Investment income--net ....................................      (.58)        (.58)        (.57)        (.56)        (.57)
         Realized gain--net ........................................        --           --           --**         --           --
                                                                      ------------------------------------------------------------
      Total dividends and distributions to Common Stock shareholders      (.58)        (.58)        (.57)        (.56)        (.57)
                                                                      ------------------------------------------------------------
      Net asset value, end of year .................................  $   9.90     $   9.82     $   9.13     $   8.99     $   9.24
                                                                      ============================================================
      Market price per share, end of year ..........................  $  10.25     $   9.48     $   8.26     $   8.48     $   8.39
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share ...........................     7.00%        14.67%        8.64%        4.13%        4.31%
                                                                      ============================================================
      Based on market price per share ..............................     14.76%       22.36%        4.20%        8.18%       (1.64%)
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of reimbursement ...............................       .80%         .80%         .79%         .90%         .87%
                                                                      ============================================================
      Expenses .....................................................       .81%         .80%         .79%         .90%         .87%
                                                                      ============================================================
      Investment income--net .......................................      5.83%        6.11%        6.52%        6.56%        6.19%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (in thousands) .......................  $194,646     $192,475     $178,983     $176,116     $181,093
                                                                      ============================================================
      Portfolio turnover ...........................................        19%          22%          19%          24%          25%
                                                                      ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Amount is less than $(.01) per share.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         13

Notes to Financial Statements

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


14      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Notes to Financial Statements (concluded)

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian -- The Fund recorded an amount receivable from the custodian resulting from a timing difference of security transaction settlements.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. There were no significant reclassifications in the current year. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average daily net assets. FAM has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended June 30, 2006, FAM reimbursed the Fund in the amount of $5,277.

For the year ended June 30, 2006, the Fund reimbursed FAM $4,436 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $35,298,380 and $46,473,215, respectively.

4. Common Stock Transactions:

At June 30, 2006, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Shares issued and outstanding for the year ended June 30, 2006 increased by 73,179 as a result of dividend reinvestment. Shares issued and outstanding for the year ended June 30, 2005 remained constant.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.049000 per share on July 28, 2006 to shareholders of record on July 17, 2006.

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  6/30/2006           6/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $11,421,420         $11,287,718
                                                 -------------------------------
Total distributions ....................         $11,421,420         $11,287,718
                                                 ===============================

As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ...................       $  2,027,586
Undistributed long-term capital gains -- net .............                 --
                                                                 ------------
Total undistributed earnings -- net ......................          2,027,586
Capital loss carryforward ................................        (13,818,112)*
Unrealized gains -- net ..................................          5,109,729**
                                                                 ------------
Total accumulated losses -- net ..........................       $ (6,680,797)
                                                                 ============

* On June 30, 2006, the Fund had a net capital loss carryforward of $13,818,112, of which $2,542,361 expires in 2008, $5,341,699 expires in
      2009, $2,075,987 expires in 2010, $2,163,492 expires in 2011, $1,659,281 expires in 2012 and $35,292 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and book/tax differences in the accrual of income on securities in default.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc. as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006

Fund Certification (unaudited)

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


16      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         17

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


18      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         19
provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.


20      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         21

Disclosure of New Investment Advisory Agreement (concluded)

Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


22      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Director              and FAM since 2001; Co-Head (Americas Region)
            Age: 51                              thereof from 2000 to 2001 and Senior Vice President
                                                 from 1999 to 2001; President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 since 2001; President of Princeton Administrators,
                                                 L.P. ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from 1991
                                                 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         23

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   39 Funds        None
Bodurtha**  Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 62                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;             39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee     39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial        59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of the
                                                 National Trust for Historic Preservation since
                                                 2000.


24      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Chairman of the Board of Directors of Vigilant        39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Director of Reflex         59 Portfolios
            08543-9095                           Security since 2006; Director of Cerego, LLC since
            Age: 67                              2006; Director of InnoCentive, Inc. since 2006;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005; and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute
                                                 since 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University from 1976
                                                 to 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon        59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         25

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer    1999 to  of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice present  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2003 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of
Jacob       Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2003 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of
Loffredo    Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         1997 to  Managing Director (Tax-Exempt Fund Management) of MLIM since 2005; Director of
R. Jaeckel  Princeton, NJ  President    present  MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
Jr.         08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                 from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

APX

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26      APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006

Proxy Results

During the six-month period ended June 30, 2006, Apex Municipal Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                  Shares Voted    Shares Withheld
                                                                       For          From Voting
-------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Joe Grills                 18,292,913         456,923
                                        Roberta Cooper Ramo        18,291,124         458,712
-------------------------------------------------------------------------------------------------

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of June 30, 2006, none of the Fund's total net assets were invested in these securities.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        APEX MUNICIPAL FUND, INC.                       JUNE 30, 2006         27

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10955 -- 6/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending June 30, 2006 - $28,000
                                     Fiscal Year Ending June 30, 2005 - $27,500

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (c) Tax Fees -              Fiscal Year Ending June 30, 2006 - $6,000
                                     Fiscal Year Ending June 30, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2006 - $2,909,800
             Fiscal Year Ending June 30, 2005 - $8,181,305

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot
         Joe Grills
         Herbert I. London
         Roberta Cooper Ramo
         Robert S. Salomon, Jr.
         Stephen B. Swensrud (retired as of December 31, 2005)

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of June 30, 2006.

         (a)(1) Mr. Theodore R. Jaeckel, Jr. is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Jaeckel has been a Managing Director of MLIM since 2005. He was a Director of MLIM from 1997 to 2005. Mr. Jaeckel has been a portfolio manager with the Investment Adviser and MLIM since 1991 and has been a Vice President and portfolio manager of the Fund since 1997.

         (a)(2) As of June 30, 2006:

                                                                               (iii) Number of Other Accounts and
                                (ii) Number of Other Accounts Managed              Assets for Which Advisory Fee is
                                     and Assets by Account Type                          Performance-Based
                              Other                                            Other
        (i) Name of        Registered         Other Pooled                   Registered    Other Pooled
        Portfolio          Investment          Investment         Other      Investment     Investment         Other
        Manager             Companies           Vehicles        Accounts      Companies      Vehicles        Accounts
                           ----------                                        ----------
        Theodore R.
        Jaeckel, Jr.                  7                   1            0              0               1              0
                        $ 2,487,934,866      $   22,295,074    $       0    $         0    $ 22,295,074      $       0

         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         (a)(3) As of June 30, 2006:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, high yield municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of June 30, 2006, Mr. Jaeckel does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apex Municipal Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Apex Municipal Fund, Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Apex Municipal Fund, Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Apex Municipal Fund, Inc.

Date: August 23, 2006